UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2009
ENCORE ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33676	20-8456807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 19, 2009, Encore Energy Partners LP (“ENP”) and certain affiliates entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment offering of 2,400,000 common units representing limited partner interests in ENP (the “Common Units”) at a public offering price of $15.60 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to 360,000 additional Common Units at the same price. The offer and sale of the Common Units is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (File No. 333-153768), which was declared effective by the Securities and Exchange Commission on November 25, 2008. ENP expects the transaction to close on or about May 22, 2009.
     In the Underwriting Agreement, ENP agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
     Certain of the Underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with ENP in the ordinary course of its business. In addition, some of the Underwriters have engaged in, and may in the future engage in, transactions with ENP and Encore Acquisition Company (“EAC”) and perform services for ENP and EAC in the ordinary course of their business. Affiliates of certain Underwriters are lenders under ENP’s and EAC’s credit facilities. These Underwriters and their related entities have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. In addition, Barclays Capital Inc. has served as a financial advisor and rendered a fairness opinion to EAC’s Board of Directors in connection with ENP’s acquisition of the certain oil and natural gas properties in the Williston Basin of North Dakota and Montana from EAC and received compensation for these services.
Item 9.01 Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement dated as of May 19, 2009 among Encore Energy Partners LP, Encore Energy Partners GP LLC, Encore Energy Partners Operating LLC and Barclays Capital Inc., as representative of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP
	By:	Encore Energy Partners GP LLC, its general partner

Date: May 21, 2009	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement dated as of May 19, 2009 among Encore Energy Partners LP, Encore Energy Partners GP LLC, Encore Energy Partners Operating LLC and Barclays Capital Inc., as representative of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1 hereto).